BMO Capital Markets 2013 Farm to Market Conference May 14, 2013

C. Larry Pope President and Chief Executive Officer Robert W. Manly, IV Executive Vice President and Chief Financial Officer

3 Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. Our forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, feed ingredients (including corn), raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, adverse weather conditions, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with and changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations, our ability to effectively restructure portions of our operations and achieve cost savings from such restructurings and other risks and uncertainties described under "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended April 29, 2012. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that we make speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

4 Non-GAAP Measure Reconciliations

5 Non-GAAP Measure Reconciliations (Cont’d)

6 Largest and Leading Platform in Pork Industry  More than 2x size of next largest competitor 1  Bigger than next 3 largest competitors combined 1  Numerous facilities with approximately 851,000 sows  Specialized breeding stock enables Smithfield to market highly differentiated pork products  U.S. leader by wide margin  Significantly larger than Tyson, JBS and Hormel  Eight plants with aggregate slaughter capacity of 110,000 hogs per day  #1 Supplier to export #1 World Hog Producer #1 World Pork Processor #1 U.S. Packaged Pork Company  U.S. leader by wide margin  #1 Supplier to retail  #1 Supplier to foodservice  #2 Supplier to deli  Brands ranked #1 in numerous product categories  Leading international presence  #1 position in several European countries Source: U.S. Pork Powerhouses 2012 1 Based on percent of U.S. sows

7 Portfolio Perspective on Smithfield Foods  Produced 15.8 million hogs  Assured supply of consistent, high quality and traceable raw material to Pork segment  Smithfield is roughly 50% vertically integrated  Unique selling proposition for products and brands  3.8 billion pounds sold  Processed 27.7 million hogs  Integration is key element of customer relationship  Balances cyclical component from Hog Production  Significant growth in export business (vast majority of exports are fresh meat)  2.7 billion pounds sold  Volume growing at 2- 3% / year  Growth driven by 12 core brands  Leading market positioning in numerous product categories  Significant opportunity to drive distribution and share gains Hog Production (20% of Sales) Fresh (33% of Sales) Packaged (38% of Sales) International (9% of Sales) Pork Group (71% of Sales)  Meat Processing and Hog Production operations in Poland, Romania and Mexico 1  37% interest in Campofrío Food Group  Leading Packaged Meats market shares in France, Spain, The Netherlands, Belgium and Portugal, as well as Poland and Romania  Becoming more significant contributor to overall profitability Note: All figures from FY 12 1 Mexico ownership 50% joint ventures

8 44% 37% 22% 21% 17% 16% 15% 15% 9% 9 % Sp e cialt y H am C u ts Sm o ke d H am s Ba co n M ari n at ed P o rk B B Q M ea ts Di n n er Sa u sag e P o rt ab le Lu n ch es Dr y S au sa ge M e at b al ls Se rv ic e D e li Source: Information Resources, Inc. (IRI) 13 weeks ending 02/24/13 and Nielsen Perishables Group 13 weeks ending 01/26/13 Portfolio Scale in Pork Industry #1 Pork Processor #1 U.S. Packaged Pork Company Scale positions Smithfield to compete as #1 provider of packaged pork Source: National Pork Board Spring 2011 Smithfield is largest pork processor by wide margin 44% 37% 22% 21% 17% 16% 15% 15% 9% 9% Specialty Ham Cuts Smoked Hams Bacon Marinated Pork BBQ Meats Dinner Sausage Portable Lunches Dry Sausage Meatballs Service Deli Smithfield Market Share #1 #1 #1 #2 #3 #2 #2 #2 #1 #2 Smithfield 26% Tyson 17% Swift 11% Excel 9% Hormel 9% Triumph 5% Seaboard 4% Other 19% #1 #1 #1 #1 #2 #3 #2 #2 #2 #1 #2

9 Comprehensive Brand Strategy Individually… Powerful brands that play to demographics and regional preferences of key consumer segments Collectively… Portfolio of core brands that make Smithfield the leading supplier to the retail and foodservice channels

10 $287 million $432 million $498 million $1.0 billion $60 million $86 million $400 million $328 million $1.3 billion $148 million $91 million $154 million 74% 75% 26% 25% Smithfield Industry Branded Private Label Brand Portfolio and Pricing Strategy in Packaged Meats Balance of Branded vs. Private Label Pricing Segmentation Among Core Brand Portfolio Family Value Mainstream Premium Source: Information Resources, Inc. (IRI) 52 weeks ending 01/27/13, Nielsen Perishables Group 52 weeks ending 12/29/12 and internal shipment data Note: Computed as TTM February FY 13 branded sales plus retail and operator markup of 35% across all trade channels

11 Retail Foodservice Vertical Integration and Control of Supply is Critical for Customers 2 of 5 Largest U.S. Retailers Buying Group Housed Pork from Smithfield at Premium Announcements Regarding Group Housing Key Trends  Growing consumer focus on animal care and feed additives  Quality assurance and traceability have become key purchasing decisions  Customers demand high standards from suppliers  Farms are key differentiator for Smithfield  Export customers (esp. in Asia) very focused on sourcing from vertically integrated U.S. supplier  Vertical integration allows us to drive changes to the supply-chain to meet customer demand  Customers purchasing group housed and ractopamine-free products at a premium

12 Recent Accomplishments  Restructured and streamlined Pork segment; nearly tripled profitability since FY 07  Share, distribution and volume gains in Packaged Meats  Reduced commodity exposure by 40% since FY 08  De-levered balance sheet by nearly $2bn since FY 09 and improved ratings with eight rating agency upgrades  Returned $576mm of cash to shareholders since FY 11 (17% of outstanding shares)

13 $185 $316 $386 $495 $347 $402 $464 $34 $141 $97 $78 $406 $222 $149 $219 $457 $483 $573 $753 $624 $613 FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 TTM FY 13 Q3 Packaged meats Fresh pork Pork segment adjusted operating profit ($mm) Restructured and Streamlined Pork Group Tripled Profitability Since FY 07 Impact of Restructuring on Pork Segment Profitability Restructuring Before After Independent Operating Companies (IOCs) 7 3 Fresh Pork plants 9 8 Packaged Meats plants 36 30 Capacity utilization <80% >90% Fresh Pork sales organizations 3 2 Export sales organizations 3 1 Retail Packaged Meats sales organizations 10 3 Computer systems >20 1 Brands 50+ 12 Pre-Restructuring Post-Restructuring Note: Results represent management’s estimated allocation of total Pork segment results; FY 08, FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to non-GAAP measure reconciliations Pork Group Restructuring initiated in February 2009

14 18.0% 19.8% 21.5% 12.9% 13.3% 14.6% 9.0% 14.1% 14.9% 11.0% 11.3% 12.7% 2009 2012 2013 2009 2012 2013 2009 2012 2013 2009 2012 2013 #1 #2 #2 #2 Driving Share and Distribution Gains Across the Portfolio Consistent Growth Since 2009 Restructuring Source: Information Resources Inc. (IRI) 52 weeks ended calendar 2009 and 2012 and 13 weeks ended 02/24/13 85.4 86.2 86.8 54.9 66.0 69.1 45.7 75.5 75.7 46.5 50.1 52.1 2009 2012 2013 2009 2012 2013 2009 2012 2013 2009 2012 2013 Mar ke t Sha re D is tri b u ti o n ( A CV ) Portable Lunches Dinner Sausage Dry Sausage Bacon

15 Driving Significant Volume Growth in Packaged Meats Source: Internal shipment data for YTD FY 13 Q3 YOY Packaged Meats volume 9% 8% 7% 6% 5% 4% 3% 2% 2% YTD FY 13 Q3 YOY % pound change 4% 5% 7% 4% Retail Foodservice Deli Total Core Brand Volume Growth Gains Across All Key Trade Channels Source: Internal shipment data for YTD FY 13 Q3 YOY retail Packaged Meats volume

16 Dramatically Reduced Exposure to Commodity Input Costs  Lowered domestic corn market exposure by more than 40% since FY 08  FY 08 – Beef Group divestiture  FY 09 – U.S. sow herd reduction  FY 11 – Sale of turkey interests and non-core hog farms  Risk management strategy to lock in margins and raising costs  Smithfield has significantly mitigated risk through hedging programs  Hog Production Cost Savings Initiative  $90 million or $0.02 per pound annual benefit to raising costs Reduce Commodity Exposure Corn Usage (millions of bushels) 214 185 160 150 128 FY 08 FY 09 FY 10 FY 11 FY 12

17 Meaningfully De-Levered the Balance Sheet Net Debt ($bn) Net Debt to TTM Adjusted EBITDA Liquidity ($bn) Net Debt to Capitalization Note: Net debt is equal to notes payable & long-term debt & capital lease obligations, including current portion, less cash & cash equivalents; Liquidity representative of cash and cash equivalents plus total credit available under revolving credit facilities; Net debt to total capitalization is computed using net debt divided by the sum of net debt & shareholders’ equity. Refer to non-GAAP reconciliations on slide 3 for adjusted TTM EBITDA. $ 0.6 $ 1.2 $ 0.5 - 1.0 FY 09 Q1 FY 13 Q3 Target 56% 41% < 40% FY 09 Q1 FY 13 Q3 Target 7.3 x 2.7 x < 3.0 x FY 09 Q1 FY 13 Q3 Target $ 4.0 $ 2.2 < $ 2.0 FY 09 Q1 FY 13 Q3 Target

18 Fitch Upgraded to B+ Moody’s Upgraded to B1 Stable Standard & poor’s Upgraded to B+ Moody’s Upgraded to Ba3 Standard & poor’s Upgraded to BB- Fitch Upgraded to BB- Standard & poor’s Upgraded to BB Fitch Upgraded to BB Jan-2011 Feb-2011 Mar-2011 Aug-2011 Oct-2011 Jan-2012 Mar-2012 Jul-2012 Upwards Ratings Trajectory Greatly Enhanced Credit Profile Since 2009 Reduced Cost Profile (Interest Expense in $mm) Source: Company filings Smithfield has eliminated $100mm in annual finance and interest expense $266 $245 $177 $168 FY10 FY11 FY12 TTM FY13 Q3

19 Returned $576 Million of Cash to Shareholders Since FY 11 Note: Quarters correspond to Smithfield fiscal year. Quarterly share repurchase data for Hormel and Tyson representative of comparable financial quarters. Total cash returned to shareholders (dividends plus $ amount of shares repurchased) since FY 11 is $576mm for Smithfield, $439mm for Hormel, and $704mm for Tyson ¹ Percent of Market Cap uses average market capitalization over the past 7 quarters $ 34 $ 76 $ 0 $ 79 $ 145 $ 67 $ 174 $ 46 $ 72 $ 11 $ 31 $ 9 $ 11 $ 0 $ 89 $ 97 $ 50 $ 78 $ 81 $ 55 $ 115 FY 12 Q1 FY 12 Q2 FY 12 Q3 FY 12 Q4 FY 13 Q1 FY 13 Q2 FY 13 Q3 Smithfield Hormel Tyson Jun-2012 $250mm Share Repurchase Program Jul-2012 $100mm increase in Share Repurchase Program Sep-2011 $100mm increase in Share Repurchase Program Jun-2011 $150mm Share Repurchase Program Share Repurchase in Last 7 Quarters $mm % of Mkt Cap 1 Smithfield $576 17.1% Hormel $180 2.3% Tyson $565 8.3%

20 Strategic Growth Plan Increased capital investment to improve competitive cost structure and achieve least cost/best in class operations Continued higher investment in direct to consumer marketing programs to build brand equity and grow sales Establish a culture of innovation to build strong product pipeline to drive Packaged Meats volume and margin Emphasize Hog Production assets as strategic point of difference Pursue diversified M&A strategy in Packaged Meats and value-added products 1 2 3 4 5

21 I Focus on Organic Growth Potential Pursue Diversified M&A Strategy in Packaged Meats and Value-Added Products II Pillars of Strategic Growth Plan I Increased capital investment to improve competitive cost structure and achieve least cost / best in class operations Continued higher investment in direct to consumer marketing programs to build brand equity and grow sales Establish a culture of innovation to build a strong product pipeline to drive Packaged Meats volume and margin Emphasize Hog Production assets as a strategic point of difference 2 3 4 5  Invest in business  Margin enhancement  Top-line growth  Margin enhancement

22 Invest to Create Margin Improvement Potential  Plans to upgrade facilities to improve competitive cost structure and achieve least cost / best-in-class operations  Projected $300-350 million annual capex on go-forward basis  Capex increases more heavily weighted to packaged meats to drive margin improvement  Incremental capital also being allocated to convert remainder of hog farms to group housing 1 Construction at a Smithfield farm in Waverly, Virginia as part of the conversion from gestation stalls to group housing New state of the art hot dog plant in Kinston, North Carolina will grow hot dog capacity by about 5%

23 Continued Investment in Consumer Marketing and Innovation  Expanding partnership with Richard Petty Motorsports to include primary sponsorship of the legendary No. 43 Ford in 25 events during the 2013 NASCAR Sprint Cup Series season  Eckrich, Farmland, Gwaltney and Smithfield brands will all participate as primary sponsors throughout the year  Engages fans and customers with unique marketing initiatives that introduce them to our brands and products  Underscores strategy to activate brands with consumer-focused marketing Richard Petty Motorsports NASCAR Partnership Smithfield Innovation Center  New 37,000 square foot R&D facility houses Innovation Center and Pilot Plant  Three specialized state-of-the-art kitchens  Dedicated product cutting room  Multimedia technologies throughout  USDA inspected pilot plant simulates full-scale manufacturing processes  Co-development of prototypes with key customers  Quick product modifications for speed to market 2

24 Key Focus Areas for Product Innovation Examples Packaging  Packaging differentiation highlighting quality and convenience  Packaging technology establishing new features and benefits Health and Wellness  Meeting consumer demand for better-for-you foods  Lower in sodium, lean protein, natural ingredients Convenience  Providing consumers convenient time-saving solutions  Delivering quality and taste in ready-to-heat/ready-to-eat formats Taste  The most important consumer driver in any food category Pork Consumer Solutions  Bringing new taste experiences to consumers  Bringing flavor, value, and convenience to the Fresh Pork category Capitalize on Innovation Platforms 3

25 Branding Our Farms 4

26 Pursue Selective M&A Opportunities  50% investment in Kansas City Sausage Company’s (“KCSC”) sow slaughtering and sausage manufacturing  Combines KCSC’s low-cost, efficient operations and high-quality products such as breakfast and dinner sausages with Smithfield core brands to gain margin and provide new product offering to existing Smithfield customers  Vertically integrate Smithfield’s cull sows with KCSC’s slaughter, increasing volume and lowering costs  Recently secured a significant private labeling relationship with Wal-Mart to supply meatballs on a national scale  Synergies available in corrugated, film, insurance, spices, freight and distribution Case Study: Kansas City Sausage Company  The external plan consists of a disciplined and opportunistic approach to acquiring branded and value- added companies  Invest in Packaged Meats and value-added acquisition targets that can be easily integrated into our existing business  We will use cash generated from our existing business and our strong balance sheet to finance these acquisitions, while maintaining the sound fiscal policies put in place over the past several years M&A Strategy 5

27

Fresh Pork Has Significant Growth Opportunity in Exports

Smithfield FY 13 YTD Export Markets by Volume


Philippines 4%
Other 7%
Korea 4%
Canada 5%
Mexico 28%
Russia 7%
China / HK 21%
Japan 24%

Opportunity in Exports


30 %
57 %
42 %
38 %
32 %
30 %
20 %
18 %
Global
Phillipines
Russia
China/HK
Japan
Mexico
Korea
Canada
Smithfield share of U.S. export volume (TTM FY 13 Q3)

As largest hog producer in the world, Smithfield is uniquely positioned to deliver differentiated products to meet customer specifications

Note: Other category consist of the following countries: Angola, Aruba, Australia, Bahamas, Bermuda, Caribbean, Chile, Columbia, Cost Rica, Croatia, Cuba, Dominican Republic, Ecuador, El Salvador, Guama, Guatemala, Haiti, Honduras, EU, Indonesia, Macedonia, Malaysia, New Zealand, Panama, Peru, Puerto Rico, Singapore, Tahiti, Ukraine, Uruguay, Venezuela, Vietnam, Taiwan

Smithfield

28 Significant Long Term Growth Potential in Pork and International Segments Increasing Normalized Ranges in Fresh Pork, Packaged Meats and International Segment Prior Normalized Operating Profit Range NEW Normalized Operating Profit and Margin % Ranges Volume Fresh Pork $3-7 per head $5-10 per head ~3-6% Stable production at 29 million head Packaged Meats $0.12-0.17 per pound $0.15-0.20 per pound ~7-10% 2.8 billion pounds growing at 2-3% per year International $50-125 million $75-150 million ~5-11% N/A Near term profitability will fall in low to middle of new ranges, but grow to high end over next several years

29 Hog Production Cyclical but Profitable Across Cycle Setting Normalized Operating Profit at $10 per head Smithfield Hog Production Adjusted Operating Profit per Head $13 $23 $21 $(7) $10 $31 $23 $16 $(1) $(26) $(28) $14 $13 $(6) $7 $11 FY 00 FY 01 FY 02 FY 03 FY 04 FY 05 FY 06 FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 YTD Q3 Hog production operating profit ($/head) Average since HPG inception Average since HPG inception excluding outliers FY 09 and FY 10 negatively impacted by confluence of macro events including rising commodity costs, worldwide protein supply/demand imbalances, H1N1, etc. Note: Outliers include FY 05, FY 09 and FY 10; Refer to non-GAAP measure reconciliations Segment Prior Normalized Operating Profit Range NEW Normalized Operating Profit Volume Hog Production $10-15 per head $10 per head average across cycle Consistent supply of 16 million head

30 Export Market Disruptions Negatively Impacting Hog Prices and Pork Cutout $70 $75 $80 $85 $90 $95 $50 $55 $60 $65 $70 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 $ /c w t $ /c w t ISM Live Hog Price USDA Pork Cutout Mar China requires third party certification that pork exports are ractopamine-free Feb Russia requires third party certification that pork exports are ractopamine-free Dec Dollar/yen uptrend begins Hog Prices and Pork Cutout Declined During Q4

31 Continued Solid Results in FY 13 Smithfield Is a Growing Business Across the Cycle Adjusted Operating Profit ($mm) Adjusted EPS ($) Note: Based on fiscal year end of April; Refer to non-GAAP measure reconciliations Commodity Inflation January 2000 to May 2007 Since Equity Offering $176 $346 $375 $29 $291 $596 $457 $427 $418 $(117) $152 $977 $803 $446 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD Q3 $0.69 $1.54 $1.65 $(0.24) $1.10 $2.81 $1.98 $1.92 $1.16 $(1.43) $(0.36) $3.03 $2.59 $1.57 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD Q3

32 Hog Production Fresh Pork Packaged Meats International  Lower raising costs  Improved efficiencies and productivity – completed $2/cwt cost savings initiative  Initiating new $2/cwt multi- year cost savings program  Emphasize vertical integration to enhance the brands  Improving product mix toward differentiated, branded and value-added products  Loosening export market restrictions  Lower per capita protein supplies  Higher prices for competing proteins  Broad-based gains in market share and distribution  Increased consumer marketing  Product innovation  Capital investment  Branded and value-added acquisitions  Higher contributions from international meat processing business  Campofrío Food Group multi- year comprehensive plan to consolidate and streamline manufacturing operations Growth Drivers for FY 14 Growth Drivers Organic growth Kansas City Sausage Nathan’s Kinston, North Carolina plant expansion Recent Momentum in Packaged Meats Broad-based gains in market share and distribution resulting from increased consumer marketing, product innovation and capital investment Category expansion into premium breakfast and dinner sausage Long term contract to manufacture, market and sell iconic brand hot dogs starting in January 2014 Increases hot dog capacity by 5% with superior product at substantially lower cost

33

Positive Outlook for FY 14

Growth Drivers Across All Segments with Strong Momentum in Packaged Meats

Segment	Hog Production	Fresh Pork	Packaged Meats	International
FY 13 Q3 YTD Results	$(6) per head (3)%	$6 per head 4%	$0.17 per pound 8%	$100.4 million 9%
NEW Normalized Operating Profit and Margin % Ranges	$10 per head average across cycle	$5-10 per head ~3-6%	$0.15-0.20 per pound ~7-10%	$75-150 million ~5-11%
Volume	Consistent supply of 16 million head	Stable production at 29 million head	2.8 billion pounds growing at 2-3% per year	N/A
FY 14 Forecast	Below normalized, but improved year over year	**NEW** Normalized – low to middle	**NEW** Normalized – low to middle	**NEW** Normalized – low to middle

Near term profitability will fall in low to middle of new ranges, but grow to high end over next several years

Smithfield.